SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE NEW YORK TAX EXEMPT FUND

         The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

         On October 28, 2004, the Board of Directors of Credit Suisse New York Tax Exempt Fund (the "Fund") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE CLOSED TO NEW INVESTORS.

         If the Plan is approved on the date of the scheduled special meeting of shareholders, each shareholder of the Fund would receive a distribution in an amount equal to the net asset value per share on or about January 7, 2005. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder's shares of the Fund. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

Dated: October 28, 2004                                        16-1004
                                                               for
                                                               WPMMF
                                                               CSMMA
                                                               2004-039